NATHAN'S FAMOUS, INC.
                              1400 Old Country Road
                            Westbury, New York 11590




                                              July 12, 2005



Donald L. Perlyn
2798 N.W. 27th Terrace
Boca Raton, Fl. 33434

           Re: Employment Agreement with Miami Subs Corporation dated as of
               ------------------------------------------------------------
               January 15, 2005 ("Employment Agreement")
               ------------------------------------------------------------

Dear Mr. Perlyn,


     This letter will confirm our agreement that, in consideration of your execution and delivery of Amendment No. 1 to Employment Agreement between Miami Subs Corporation and you, upon any sale by Nathan's Famous, Inc. of the stock of Miami Subs Corporation and any termination of the Employment Agreement upon the consummation of such sale, the undersigned will enter into an employment agreement with you on substantially the same terms and conditions as those currently contained in such Employment Agreement.


                                              Very truly yours,

                                              NATHAN'S FAMOUS, INC.


                                              By:  /s/Wayne Norbitz
                                                 ------------------------
                                                 Title:President

ACCEPTED AND AGREED

By: /s/Donald Perlyn
   --------------------
    Donald Perlyn